Exhibit 99.1

CNH Industrial N.V.

Cranes Farm Road

Basildon, Essex, SS14 3AD

United Kingdom

CNH NAMES GERRIT MARX AS CEO

Mr. Marx returns to CNH from Iveco Group, succeeding Scott W. Wine who has decided to leave the Company having successfully overseen the delivery of the 2021 Business Plan

Basildon, April 21, 2024

CNH Industrial N.V. (NYSE:CNHI) announces the appointment of Gerrit Marx to the role of CEO effective July 1, 2024. He succeeds Scott Wine, whose request to leave the Company at the end of the current three-year business plan cycle to pursue other interests, has been accepted by the Board.

Mr. Marx rejoins CNH from Iveco Group where as CEO he has led that company’s drive into a new era of connectivity, integrating the latest digital and data technologies with Iveco’s product offering. He has also chaired Iveco’s powertrain business overseeing its transition to alternative propulsion systems. Prior to first joining CNH in January 2019, Mr. Marx worked for 20 years in senior roles at McKinsey, Daimler Trucks, and Bain Capital, living in Brazil, China, Europe and Japan.

During the more than three years of Mr. Wine’s tenure as CEO, CNH has become an agriculture and construction pure-play following the Iveco Group demerger and is now solely listed on the New York Stock Exchange. Among his achievements, Mr. Wine has delivered three straight years of record revenues and EBIT margins while overseeing the improved performance of the Company’s Agriculture segment, the turnaround of the Construction segment, and the 2021 acquisition of Raven Industries, the precision agriculture technology business. In this period the Company has more than doubled its R&D expenditures, launched ambitious margin improvement and value enhancement initiatives, and by May 2024 will have returned more than $3 billion to shareholders in the form of dividends and share buybacks.

CNH’s Chair, Suzanne Heywood commented: “We’re delighted to welcome Gerrit back to CNH as CEO. We look forward to him bringing the same energy and focus he has demonstrated so effectively when leading Iveco, to his new role at a time when CNH is navigating the current end-market downcycle with an emphasis on managing inventory and costs, expanding margins, and harnessing the full potential of the newly established tech stack. On behalf of the Board, I would also like to thank Scott Wine for his leadership and considerable contribution to CNH’s progress in these years and wish him well in his future endeavors.”

With Mr. Marx’s appointment as the Company’s new CEO taking effect on July 1, 2024, the Board has decided that the Investor Day presentation scheduled for May 21, 2024, will be postponed to a later date to allow Mr. Marx to lead the Company’s planning and objectives for the next phase of its development. In the meantime, the Company’s first quarter financial results will be presented as planned in a conference call on May 2, 2024 by Mr. Wine, who will continue as the Company’s CEO until the end of June.

CNH Industrial (NYSE: CNHI) is a world-class equipment and services company. Driven by its purpose of Breaking New Ground, which centers on Innovation, Sustainability and Productivity, the Company provides the strategic direction, R&D capabilities, and investments that enable the success of its global and regional Brands. Globally, Case IH and New Holland supply 360° agriculture applications from machines to implements and the digital technologies that enhance them; and CASE and New Holland Construction Equipment deliver a full lineup of construction products that make the industry more productive. The Company’s regionally focused Brands include: STEYR, for agricultural tractors; Raven, a leader in digital agriculture, precision technology and the development of autonomous systems; Hemisphere, a leading designer and manufacturer of high-precision satellite-based positioning, and heading technologies; Flexi-Coil, specializing in tillage and seeding systems; Miller, manufacturing application equipment; Kongskilde, providing tillage, seeding and hay & forage implements; and Eurocomach, producing a wide range of mini and midi excavators for the construction sector, including electric solutions.

Across a history spanning over two centuries, CNH has always been a pioneer in its sectors and continues to passionately innovate and drive customer efficiency and success. As a truly global company, CNH’s 40,000+ employees form part of a diverse and inclusive workplace, focused on empowering customers to grow, and build, a better world.

For more information and the latest financial and sustainability reports visit: cnh.com

For news from CNH and its Brands visit: media.cnh.com

Contacts:

Media Relations

Email: mediarelations@cnh.com

Investor Relations

Email: investor.relations@cnh.com

Forward-looking statements

All statements other than statements of historical fact contained in this press release, including competitive strengths; business strategy; future financial position or operating results; budgets; projections with respect to revenue, income, earnings (or loss) per share, capital expenditures, dividends, liquidity, capital structure or other financial items; costs; and plans and objectives of management regarding operations and products, are forward-looking statements. Forward looking statements also include statements regarding the future performance of CNH Industrial and its subsidiaries on a standalone basis. These statements may include terminology such as “may”, “will”, “expect”, “could”, “should”, “intend”, “estimate”, “anticipate”, “believe”, “outlook”, “continue”, “remain”, “on track”, “design”, “target”, “objective”, “goal”, “forecast”, “projection”, “prospects”, “plan”, or similar terminology. Forward-looking statements are not guarantees of future performance. Rather, they are based on current views and assumptions and involve known and unknown risks, uncertainties and other factors, many of which are outside our control and are difficult to predict. If any of these risks and uncertainties materialize (or they occur with a degree of severity that the Company is unable to predict) or other assumptions underlying any of the forward-looking statements prove to be incorrect, including any assumptions regarding strategic plans, the actual results or developments may differ materially from any future results or developments expressed or implied by the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others: economic conditions in each of our markets, including the significant uncertainty caused by geopolitical events; production and supply chain disruptions, including industry capacity constraints, material availability, and global logistics delays and constraints; the many interrelated factors that affect consumer confidence and worldwide demand for capital goods and capital goods-related products; changes in government policies regarding banking, monetary and fiscal policy; legislation, particularly pertaining to capital goods-related issues such as agriculture, the environment, debt relief and subsidy program policies, trade and commerce and infrastructure development; government policies on international trade and investment, including sanctions, import quotas, capital controls and tariffs; volatility in international trade caused by the imposition of tariffs, sanctions, embargoes, and trade wars; actions of competitors in the various industries in which we compete; development and use of new technologies and technological difficulties; the interpretation of, or adoption of new, compliance requirements with respect to engine emissions, safety or other aspects of our products; labor relations; interest rates and currency exchange rates; inflation and deflation; energy prices; prices for agricultural commodities and material price increases; housing starts and other construction activity; our ability to obtain financing or to refinance existing debt; price pressure on new and used equipment; the resolution of pending litigation and investigations on a wide range of topics, including dealer and supplier litigation, intellectual property rights disputes, product warranty and defective product claims, and emissions and/or fuel economy regulatory and contractual issues; security breaches, cybersecurity attacks, technology failures, and other disruptions to the information technology infrastructure of CNH Industrial and its suppliers and dealers; security breaches with respect to our products; our pension plans and other post-employment obligations; political and civil unrest; volatility and deterioration of capital and financial markets, including pandemics (such as the COVID-19 pandemic), terrorist attacks in Europe and elsewhere; the remediation of a material weakness; our ability to realize the anticipated benefits from our business initiatives as part of our strategic plan, including targeted restructuring actions to optimize our cost structure and improve the efficiency of our operations; our failure to realize, or a delay in realizing, all of the anticipated benefits of our acquisitions, joint ventures, strategic alliances or divestitures and other similar risks and uncertainties, and our success in managing the risks involved in the foregoing.

Forward-looking statements are based upon assumptions relating to the factors described in this press release, which are sometimes based upon estimates and data received from third parties. Such estimates and data are often revised. Actual results may differ materially from the forward-looking statements as a result of a number of risks and uncertainties, many of which are outside CNH’s control. CNH expressly disclaims any intention or obligation to provide, update or revise any forward-looking statements in this announcement to reflect any change in expectations or any change in events, conditions or circumstances on which these forward-looking statements are based. Further information concerning CNH Industrial, including factors that potentially could materially affect CNHs financial results, is included in CNH’s reports and filings with the U.S. Securities and Exchange Commission (“SEC”).

All future written and oral forward-looking statements by CNH or persons acting on the behalf of CNH are expressly qualified in their entirety by the cautionary statements contained herein or referred to above.